WellTech Eastern, Inc.
5976 Venture Way
Mt. Pleasant, MI 48858


As of March 29, 1996

Mr. Kenneth Hill

10530 Lumberjack
Riverdale, MI  48877


EMPLOYMENT AGREEMENT

(the "Agreement")



Dear Mr. Hill:



         WellTech Eastern, Inc., a Delaware corporation (the "Company") and a wholly owned subsidiary of Key Energy Group, Inc., a Maryland corporation ("Key"), with its principal offices at the address set forth above, and you, an individual residing at your address set forth above, agree as follows:

1.       Employment; Term.

         a.       The Company agrees to employ you, and you
accept employment by                  the Company,  as Vice
President of the Company and  President                  and
Chief  Executive  Officer of the  division  of the Company
           which you operate.  Your  employment will commence as
of March                  29,  1996 (the  "Commencement  Date")
and  continue  until the                  close of business on
March 29,  1999,  subject to extension as
provided in this Section  1(a),  unless  sooner  terminated in accordance  with  this  Agreement  (the  "Initial
  Employment                  Period").  On each March 30,
commencing  with March 30, 1999,                  the term of
your employment will be automatically extended for
   twelve (12)  months  unless  either you or the  Company
gives                  written  notice to the other,  no later
than  thirty (30) days                  prior to the relevant
March 30, that such automatic  extension                  shall
not occur. The Initial Employment Period,  together with
         any extensions,  until  termination in accordance
herewith is                  referred to herein as the
"Employment Period".

         b.       You will have the usual duties of a Vice
President and will be                  responsible,  subject  to
 the  Chairman  of  the  Board,  the                  President
and the  Board of  Directors  of the  Company  (the
    "Board"), for participating in the management and direction
of                  the Company's business and operations;
provided, however, that                  you shall  not be
required  to  permanently  relocate  by the
Company  to a  location  outside  of  Michigan.  You will,  if elected,  serve as a director of the Company and
as an officer                  and/or  director  of the  Company
 and  its  subsidiaries  and                  perform all duties
 incident to such offices and such specific
other tasks as may from time to time be assigned to you by
                  the Chairman of the Board or the Board or by
the  President of                  the Company.  During the
Employment  Period,  you will devote                  your full
time and best efforts to the business and affairs of the Company and its subsidiaries.

2.       Salary; Bonuses; Expenses.

         a.       During the Employment Period, the Company will
pay a salary to                  you at the annual rate of One
Hundred Eighty Thousand  Dollars                  ($180,000)
per  year  (the   "Base   Salary"),   payable  in
  substantially   equal  installments  in  accordance  with  the
                 Company's existing payroll  practices,  but no
less frequently                  than monthly.

         b.       For each fiscal year of the Company
commencing after June 30,                  1996, you will be
eligible to participate in an incentive plan
for key employees  and other persons  involved in the business of Key and its subsidiaries  (the "Incentive
Plan") providing                  for the payment of cash
bonuses of up to fifty  percent  (50%)                  of your
Base  Salary and in the 1995 Stock  Option Plan of Key
       (the "1995 Stock Option Plan").

         c.       You will be reimbursed by the Company for
reasonable  travel,                  lodging, meal and other
expenses incurred by you in connection                  with
performing your services hereunder in accordance with the Company's policies from time to time in effect.

3.       Stock Options. As  performance-based  incentive
compensation to you in         connection with your services
hereunder,  there shall be granted to you         options  (the
"Options")  to acquire  Seventy Five  Thousand  (75,000)
shares of the  Common  Stock,  par value  $.10 per  share,  of
Key (the         "Common Stock") at an exercise price per share
equal to the fair market         value of the Common Stock at
the date of grant, with such options to be         granted
pursuant to, and subject to the terms and provisions (including vesting  provisions)  of, the 1995 Stock  Option Plan and
an  agreement         substantially in the form attached hereto
as Exhibit A.

4.       Benefit Plans;  Vacations.  You will be entitled
during the Employment         Period (and thereafter to the
extent provided in Section 5(d) below) to         such fringe
benefits,  including  without  limitation group medical and
   dental,  life,  executive  life,  accident  and  disability
insurance,         retirement plans and supplemental and excess
retirement  benefits and a         Company-leased automobile and
payment of expenses associated therewith,         as the Company
may provide from time to time for its senior management;
not less than twenty (20) vacation days.

5.       Termination.

         a.       Termination  by Company.  The Company  shall
have the right to                  terminate  your  employment
under this Agreement for Cause at                  any time
without  obligation  to make any further  payments to
      you  hereunder.  The Company shall have the right to
terminate                  your  employment for any reason other
than for Cause,  subject                  only to the Company's
obligations under Section 5(d) below. As                  used
in this  Agreement,  the  term  "Cause"  shall  mean  the
          willful and continued failure by you to substantially
                  perform your duties  hereunder (other than any
such willful or                  continued  failure  resulting
from  your  incapacity  due  to                  physical or
mental illness or physical injury), or the willful
   engaging by you in misconduct which is materially injurious
to                  the Company,  monetarily or otherwise, or
your conviction of a                  felony by a court of
competent jurisdiction.

         b.       Termination  upon  Disability.   If  you
become  totally  and                  permanently  disabled
during the Employment Period so that you                  are
unable to perform  your  obligations  hereunder by reasons
           involving  physical  or  mental  illness  or
physical  injury                  ("Disability"), then the term
of your employment hereunder may                  be terminated
by the Company.

         c.       Termination by Executive. You may terminate
your employment by                  giving  written  notice to
the  Company at any time by written                  notice of
at least thirty (30) days.

         d.       Severance Compensation. In the event your
employment hereunder                  is terminated  following a
change of control of the Company or                  by you
because  of a  material  breach by the  Company of its
       obligations  under this Agreement or by the Company other
than                  for Cause,  you will be entitled to
severance  compensation at                  your  Base  Salary
at  the  monthly  rate  in  effect  on the
termination  date,  payable  in  arrears,  during  the  period expiring  eighteen  (18) months  after the
termination  date,                  commencing  at the end of
the  calendar  month  in  which  the
termination date occurs; provided,  however, that in the event your  employment  should be  terminated  by the
Company  as a                  result of Disability  in
accordance  with Section 5(b) above,                  then the
severance  compensation  to which  you are  entitled
     shall be  reduced by the  amount of any  disability
insurance                  proceeds  actually paid to you or for
your benefit  during the                  said  time  period.
You shall have the right to terminate receipt of such severance pay at any time.

6.       Limitation on Competition.  During the Employment
Period, and for such         period  thereafter  as you receive
severance  compensation  under this         Agreement or, if you
are terminated for just cause, for a period of one         year
after your  termination,  you shall not,  directly or
indirectly,         without the prior written consent of the
Company, participate or engage         in,  whether as a
director, officer, employee, advisor, consultant, stockholder, partner, joint venturer, owner or in any other
capacity,         any business  engaged in the business of
furnishing  oil field services         or the  drilling,
production  or sale of  natural  gas or crude oil (a
"Competing  Enterprise"),  provided,  however,  that you  shall
not be         deemed to be  participating or engaging in any
such business solely (i)         by virtue of your  ownership of
not more than five percent of any class         of stock or
other  securities  which is  publicly  traded on a national
   securities  exchange or in a recognized  over-the-counter
market;  and         (ii) by virtue of ownership of royalty
interests,  overriding  royalty         interests,  or working
interests (in which you are a passive investor),         whether
presently owned or hereafter acquired). You shall not, directly or indirectly,  solicit,  raid, entice or otherwise
induce any employee         of the Company or any of its
subsidiaries to be employed by a Competing         Enterprise.
During the Employment  Period, you shall not engage in the
  activities  that are  permitted  under this Section 6 if doing
so would         interfere  with the  fulfillment of your duties
and  obligations  under         this Agreement.

         If this Agreement correctly sets forth your understanding of the agreement between the Company and you, please indicate your agreement hereto by signing this Agreement in the space for that purpose below.



WELLTECH EASTERN, INC.





By: /s/Francis D. John


Name: Francis D. John


Title: President

ACCEPTED AND AGREED:



/s/Kenneth Hill Kenneth Hill

KEY ENERGY GROUP, INC.

- ------------------------------


Stock Option Agreement



Option Certificate: No. 16
- ------------------------------

Specific Terms of the Option

         Subject to the terms and conditions hereinafter set forth and the terms and conditions of the Key Energy Group, Inc. 1995 Stock Option Plan (the "Plan"), Key Energy Group, Inc., a Maryland corporation (the "Company" which term shall
include,   unless  the  context  otherwise  clearly  requires,
all Subsidiaries [as defined in the Plan] of the Company), hereby grants the following option to purchase Common Stock, par value $.10 per share (the "Stock"), of the Company:

1.       Name of Person to Whom the Option is Granted (the
"Optionee"):             Kenneth C. Hill.

2.       Date of Grant of Option:  March 29, 1996.

3.       An Option for 53,333 Shares of Stock.

4.       Option Exercise Price (per Share):  $7.50.

5.       Term of Option:       Subject to Section 9 below, this
Option expires

                                at 5:00 p.m. Eastern Time on
March 29, 2006.

6.       Exercise Schedule:    Subject to the provisions of
Section 9 below,

                                this Option will be exercisable
as follows:

                  With respect to 13,334 shares, the Option shall be exercisable as of March 29, 1996; and with respect to the balance of 39,999 shares

of  Stock,  the  Option  shall  become   exercisable  in  three
annual         installments  of 13,333  shares of Stock on March
29,  1997,  March 29,         1998 and March 29,  1999;
provided,  however,  that the  Option  shall         become
immediately exercisable in full upon a change of control of the Company.

KEY ENERGY GROUP, INC.

 By: /s/Francis D. John

/s/ Kenneth C. Hill Title:  President

(Signature of Optionee)



Date:  March 29, 1996



Optionee's Address:  10530 Lumberjack


Riverdale, MI  48877

 OTHER TERMS OF THE OPTION

         WHEREAS, the Board of Directors (the "Board") has authorized the grant of stock options upon certain terms and conditions set forth in the Plan and herein; and

         WHEREAS,  the Compensation  Committee (the
"Committee") has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is available from the Company and is hereby incorporated herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee, intending to be legally bound, covenant and agree as set forth on the first page hereof and as follows:

         7. Grant. Pursuant and subject to the Plan, the Company does hereby grant to the Optionee a stock option (the "Option") to purchase from the Company the number of shares of Stock set forth in Section 3 on the first page hereof upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is an incentive stock option and is intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         8. Option Price. This Option may be exercised at the option price per share of Stock set forth in Section 4 on the first page hereof, subject to adjustment as provided herein and in the Plan.

         9. Term and Exercisability of Option. This Option shall expire on the date determined pursuant to Section 5 on the first page hereof and shall be exercisable prior to that date in accordance with and subject to the conditions set forth in the Plan (including but not limited to Section 16 of the Plan) and those conditions, if any, set forth in Section 6 on first page hereof. If before this Option has been exercised in full, the Optionee ceases to be an employee of the Company for any reason other than a termination for a reason specified in
Section 16 of the Plan, the Optionee may exercise this Option to the extent that he or she might have exercised it on the date of termination of his or her employment, but only during the period ending on the earlier of (a) the date on which the Option expires in accordance with Section 5 of this Agreement or (b) three (3) months after the date of termination of the Optionee's employment with the Company. If the Optionee dies before the date of expiration of this Option and while in the employ of the Company or during the three month period described in the preceding sentence, or in the event of the retirement of the Optionee for reasons of disability (within the meaning of Code ss. 22(e)(3)), the Option shall terminate on the earlier of such date of expiration or one year following the date of such death or disability retirement. If the Optionee dies before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option as set forth in the preceding sentence.

         10. Method of Exercise. To the extent that the right to purchase shares of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with
Section 10 of the Plan. Subject to the Plan and to Section 13 hereof, as soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents or otherwise in accordance with the terms and conditions of Section 10 of the Plan; provided, however, that the Board reserves the right upon receipt of any written notice of exercise from the Optionee to require payment in cash with respect to the shares contemplated in such notice. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

         11. Forfeiture; Restrictions on Exercise. This Option may be subject to forfeiture upon the occurrence of the events specified in Section 16 of the Plan or restrictions on exercise upon the occurrence of events specified in Section 9 of the Plan.

         12.  Nonassignability  of  Option  Rights.  This
Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, this Option shall be exercisable only by him or her.

         13. Compliance with Securities Act. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

         14.  Legends.   The  Optionee  hereby   acknowledges
that the stock certificate or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 13 hereof, in Section 13 of the Plan, and under any applicable agreements between the Optionee and the Company or any of its stockholders.

         15. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         16. Certain Agreements. The Optionee agrees, at the request of the Company, to enter into a noncompetition agreement substantially in the form heretofore furnished to the Optionee.

         17. Withholding Taxes. The Optionee hereby agrees, as a condition to any exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount") by (a)
authorizing the  Company  to  withhold  the   Withholding
Amount from his or her cash compensation, or (b) remitting the Withholding Amount to the Company in cash, or (c) with the consent of the Committee, in its discretion, by withholding from shares of Stock to be delivered upon exercise of the Option that number of shares having a fair market value, on the date of exercise, sufficient to eliminate any deficiency in the Withholding Amount; provided, however, that to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company in its sole and absolute discretion may refuse to issue such shares of Stock.

         18. Termination or Amendment of Plan. The Board may in its sole and absolute discretion at any time terminate or from time to time modify and amend the Plan, but no such termination or amendment will adversely affect rights and obligations under this Option without the consent of the Optionee.

         19. Effect Upon Employment. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company to employ or retain in its employ, or continue its involvement with, the Optionee.

         20. Time for Acceptance. Unless the Optionee shall evidence his or her acceptance of this Option by execution of this Agreement within seven (7) days after its delivery to him or her, the Option and this Agreement shall be null and void.

         21.  General Provisions.

                  (a) Amendment; Waivers. This Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

                  (b) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.

                  (c)  Construction.  This  Agreement  is  to
be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

                 (d) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the United State of America and the law (other than the law governing conflict of law questions) of the State of Maryland except to the extent the laws of any other jurisdiction are mandatorily applicable.

                 (e) Notices. Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered or certified mail, return receipt requested, to the party addressed as follows, unless another address has been substituted by notice so given:

         To the Optionee:

To his or her address as

listed on the books of the Company.

         To the Company:

Key Energy Group, Inc.

255 Livingston Avenue

New Brunswick, NJ  08901

Attention: Francis D. John, President



Copy to:



Sullivan & Worcester LLP

One Post Office Square

Boston, MA  02109

Attention:  Karen L. Linsley

                 (f) Definition. As used herein, a "change of control" means that any of the following events has occurred:

                  (I) Any person (as defined in Section  3(a)(9)
of the 1934 Act         (or any successor provision), other than
the Company, is the beneficial         owner directly or
indirectly of more than twenty-five  percent (25%) of
the outstanding  Common Stock of the Company,  determined in
accordance         with Rule 13d-3  under the 1934 Act (or any
successor  provision),  or         otherwise becomes entitled to
vote more than twenty-five  percent (25%)         of the voting
power entitled to be cast at elections for directors ("Voting Power") of the Company, or in any event such lower
percentage         as may at any time be  provided  for in any
similar  provision  for any         director or officer of the
Company or of any Subsidiary approved by the         Board;

                  (II) If the Company is subject to the
reporting  requirements         of Section 13 or 15(d) (or any
successor  provision)  of the 1934 Act,         any person (as
defined in Section 3(a)(9) of the 1934 Act),  other than
the  Company,  shall  purchase  shares  pursuant  to a tender
offer or         exchange  offer to acquire  Common Stock of the
Company (or  securities         convertible  into or
exchangeable  for or exercisable for Common Stock)         for
cash,  securities or any other  consideration,  provided that
after         consummation  of the offer,  the person in
question  is the  beneficial         owner,  directly or
indirectly,  of more than twenty-five percent (25%)         of
the  outstanding  Common  Stock  of  the  Company,   determined
in         accordance  with  Rule  13d-3  under  the  1934  Act
(or any  successor         provision) or such lower  percentage
as may at any time be provided for         in any similar
provision for any director or officer of the Company or of any Subsidiary approved by the Board;

                  (III) The  stockholders  or the Board shall
have  approved any         consolidation  or merger of the
Company in which (i) the Company is not         the  continuing
or surviving corporation unless such merger is with a Subsidiary at least eighty percent (80%) of the Voting Power
of which         is held by the  Company  or (2)  pursuant  to
which the  holders of the         Company's  shares of Common
Stock  immediately  prior to such merger or
consolidation would not be the holders immediately after such
merger or         consolidation of at least a majority of the
Voting Power of the Company         or such  lower  percentage
as may at any time be  provided  for in any         similar
provision for any director or officer of the Company or of any Subsidiary approved by the Board;

                  (IV) The  stockholders  or the Board shall
have  approved  any         sale, lease, exchange or other
transfer (in one transaction or a series         of
transactions)  of all or  substantially  all of the  assets  of
the         Company; or

                  (V) Upon the  election  of one or more  new
directors  of the         Company,  a majority of the  directors
 holding  office,  including the         newly elected
directors, were not nominated as candidates by a majority of the directors in office immediately before such election.

                  As used in this definition of "change of control", "Common Stock" means the Common Stock, or if changed, the capital stock of the Company as it shall be constituted from time to time entitling the holders thereof to share generally in the distribution of all assets available for distribution to the Company's stockholders after the distribution to any holders of capital stock with preferential rights.

                                            EXHIBIT A to Stock
Option Agreement

                       [FORM FOR EXERCISE OF STOCK OPTION]

 Key Energy Group, Inc. [Address as specified in Section 20(e) of the Option Agreement]

    RE:   Exercise of Option under Key Energy Group, Inc. 1995
Stock Option Plan

Gentlemen:

         Please take notice that the undersigned hereby elects to exercise the stock option granted to __________________ on _______________, ____ by and to the extent of purchasing shares of Common Stock, par value $.10 per share, of Key Energy Group, Inc. (the "Company") for the option price of $__________ per share, subject to the terms and conditions of the Stock Option Agreement between ______________ and the Company dated as of ___________, ____ (the "Option Agreement").

         The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the purchase price for said shares. If the undersigned is making payment of any part of the purchase price by delivery of shares of Common Stock of the Company, he or she hereby confirms that he or she has investigated and considered the possible income tax consequences to him or her of making such payments in that form. The undersigned hereby agrees to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold certain taxes, as provided in Section 16 of the Option Agreement.

         The undersigned hereby specifically confirms to Key Energy Group, Inc. that he or she is acquiring said shares for investment and not with a view to their sale or distribution, and that said shares shall be held subject to all of the terms and conditions of said Stock Option Agreement.

                                           Very truly yours,

Date _______________
(Signed by __________________  or
            other party duly exercising option)

                             KEY ENERGY GROUP, INC.
           ------------------------------

                             Stock Option Agreement

                           Option Certificate: No. 18
             ------------------------------

Specific Terms of the Option

         Subject to the terms and conditions hereinafter set forth and the terms and conditions of the Key Energy Group, Inc. 1995 Stock Option Plan (the "Plan"), Key Energy Group, Inc., a Maryland corporation (the "Company", which term shall
 include,   unless  the  context  otherwise  clearly  requires,
all Subsidiaries [as defined in the Plan] of the Company), hereby grants the following option to purchase Common Stock, par value $.10 per share (the "Stock"), of the Company:

1.       Name of Person to Whom the Option is Granted (the
"Optionee"):          Kenneth C. Hill.

2.       Date of Grant of Option:  As of March 29, 1996.

3.       An Option for 21,667 Shares of Stock.

4.       Option Exercise Price (per Share):  $7.50.

5.       Term of Option:

Subject to Section 9 below and to vesting as set


forth in Section 6 below, this Option expires at


5:00 p.m. Eastern Time on March 29, 2006.

6.       Exercise Schedule:

Subject to the provisions

of Section 9 below,  the Option shall become


fully exercisable upon the first to occur of


(a) a change of  control  of the  Company or


(b) with  respect  to 5,416  shares on March


29,  1996,  and the balance in three  annual



installments  of 5,417  shares  on March 29,

                               1997, March 29, 1998 and March
29, 1999.

KEY ENERGY GROUP, INC.                            OPTIONEE

 By: /s/Francis D. John                            /s/Kenneth C.
Hill Title:______________________                      Kenneth
C. Hill

                                                  Date: 5-20-96

                                                  Optionee's
Address:                                                  10530
Lumberjack Road
Riverdale, MI 48877

 OTHER TERMS OF THE OPTION

         WHEREAS,  the Board of  Directors  of the  Company
(the "Board") has authorized the grant of stock options upon certain terms and conditions set forth in the Plan and herein; and

         WHEREAS,  the Compensation  Committee (the
"Committee") has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is available from the Company and is hereby incorporated herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee, intending to be legally bound, covenant and agree as set forth on the first page hereof and as follows:

         7. Grant. Pursuant and subject to the Plan, the Company does hereby grant to the Optionee a stock option (the "Option") to purchase from the Company the number of shares of Stock set forth in Section 3 on the first page hereof upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is a nonqualified stock option and is not intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         8. Option Price. This Option may be exercised at the option price per share of Stock set forth in Section 4 on the first page hereof, subject to adjustment as provided herein and in the Plan.

         9. Term and Exercisability of Option. This Option shall expire on the date determined pursuant to Section 5 on the first page hereof and shall be exercisable prior to that date in accordance with and subject to the conditions set forth in Section 5(e) of the Employment Agreement, dated as of July 1, 1995, between the Company and the Optionee.

         10. Method of Exercise. To the extent that the right to purchase shares of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan. Subject to the Plan and to Section 13 hereof, as soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents or otherwise in accordance with the terms and conditions of
Section 10 of the Plan; provided, however, that the Board reserves the right upon receipt of any written notice of exercise from the Optionee to require payment in cash with respect to the shares contemplated in such notice. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

         11. Forfeiture; Restrictions on Exercise. This Option may be subject to forfeiture upon the occurrence of the events specified in Section 16 of the Plan or restrictions on exercise upon the occurrence of events specified in Section 9 of the Plan.

         12. Nonassignability of Option Rights. This Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution; provided, however, that the Optionee may transfer Options to members of his or her immediate family (or to trusts or partnerships for the benefit of such persons) by gift. During the life of the Optionee, this Option shall be exercisable only by him or her.

         13. Compliance with Securities Act. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

         14.  Legends.   The  Optionee  hereby   acknowledges
that the stock certificate or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 13 hereof, in Section 13 of the Plan, and under any applicable agreements between the Optionee and the Company or any of its stockholders.

         15. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         16. Withholding Taxes. The Optionee hereby agrees, as a condition to any exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount") by (a)
authorizing the  Company  to  withhold  the   Withholding
Amount from his or her cash compensation, or (b) remitting the Withholding Amount to the Company in cash, or (c) with the consent of the Committee, in its discretion, by withholding from shares of Stock to be delivered upon exercise of the Option that number of shares having a fair market value, on the date of exercise, sufficient to eliminate any deficiency in the Withholding Amount; provided, however, that to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company in its sole and absolute discretion may refuse to issue such shares of Stock.

         17. Termination or Amendment of Plan. The Board may in its sole and absolute discretion at any time terminate or from time to time modify and amend the Plan, but no such termination or amendment will adversely affect rights and obligations under this Option without the consent of the Optionee.

         18. Effect upon Employment. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company to employ or retain in its employ, or continue its involvement with, the Optionee.

         19.  General Provisions.

                  (a) Amendment; Waivers. This Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

                 (b) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.

                  (c)  Construction.  This  Agreement  is  to
be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

                  (d) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the United State of America and the law (other than the law governing conflict of law questions) of the State of Maryland except to the extent the laws of any other jurisdiction are mandatorily applicable.

                  (e) Notices. Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered or certified mail, return receipt requested, to the party addressed as follows, unless another address has been substituted by notice so given:

         To the Optionee:           To his or her address as
                                listed on the books of the
Company.

         To the Company:            Key Energy Group, Inc.
                             255 Livingston Avenue
                     New Brunswick, NJ  08901
                Attention:  President

                                    Copy to:

                                    Sullivan & Worcester LLP
                               One Post Office Square
                        Boston, MA  02109
            Attention:  Karen L. Linsley

                 (f) Definition. As used herein, a "change of control" means that any of the following events has occurred:

                  (I) Any person (as defined in Section  3(a)(9)
of the 1934 Act         (or any successor provision), other than
the Company, is the beneficial         owner directly or
indirectly of more than twenty-five  percent (25%) of
the outstanding  Common Stock of the Company,  determined in
accordance         with Rule 13d-3  under the 1934 Act (or any
successor  provision),  or         otherwise becomes entitled to
vote more than twenty-five  percent (25%)         of the voting
power entitled to be cast at elections for directors ("Voting Power") of the Company, or in any event such lower
percentage         as may at any time be  provided  for in any
similar  provision  for any         director or officer of the
Company or of any Subsidiary approved by the         Board;

                  (II) If the Company is subject to the
reporting  requirements         of Section 13 or 15(d) (or any
successor  provision)  of the 1934 Act,         any person (as
defined in Section 3(a)(9) of the 1934 Act),  other than
the  Company,  shall  purchase  shares  pursuant  to a tender
offer or         exchange  offer to acquire  Common Stock of the
Company (or  securities         convertible  into or
exchangeable  for or exercisable for Common Stock)         for
cash,  securities or any other  consideration,  provided that
after         consummation  of the offer,  the person in
question  is the  beneficial         owner,  directly or
indirectly,  of more than twenty-five percent (25%)         of
the  outstanding  Common  Stock  of  the  Company,   determined
in         accordance  with  Rule  13d-3  under  the  1934  Act
(or any  successor         provision) or such lower  percentage
as may at any time be provided for         in any similar
provision for any director or officer of the Company or of any Subsidiary approved by the Board;

                           (III) The  stockholders  or the Board
shall have  approved any         consolidation  or merger of the
Company in which (i) the Company is not         the  continuing
or surviving corporation unless such merger is with a Subsidiary at least eighty percent (80%) of the Voting Power
of which         is held by the  Company  or (2)  pursuant  to
which the  holders of the         Company's  shares of Common
Stock  immediately  prior to such merger or
consolidation would not be the holders immediately after such
merger or         consolidation of at least a majority of the
Voting Power of the Company         or such  lower  percentage
as may at any time be  provided  for in any         similar
provision for any director or officer of the Company or of any Subsidiary approved by the Board;

                  (IV) The  stockholders  or the Board shall
have  approved  any         sale, lease, exchange or other
transfer (in one transaction or a series         of
transactions)  of all or  substantially  all of the  assets  of
the         Company; or

                  (V) Upon the  election  of one or more  new
directors  of the         Company,  a majority of the  directors
 holding  office,  including the         newly elected
directors, were not nominated as candidates by a majority of the directors in office immediately before such election.

                  As used in this definition of "change of control", "Common Stock" means the Common Stock, or if changed, the capital stock of the Company as it shall be constituted from time to time entitling the holders thereof to share generally in the distribution of all assets available for distribution to the Company's stockholders after the distribution to any holders of capital stock with preferential rights.

                                         EXHIBIT A to Stock
Option Agreement

                       [FORM FOR EXERCISE OF STOCK OPTION]

 Key Energy Group, Inc. [Address as specified in Section 20(e) of the Option Agreement]

   RE:   Exercise of Option under Key Energy Group, Inc. 1995
Stock Option Plan

Gentlemen:

         Please take notice that the undersigned hereby elects to exercise the stock option granted to __________________ on _______________, ____ by and to the extent of purchasing shares of Common Stock, par value $.10 per share, of Key Energy Group, Inc. (the "Company") for the option price of $__________ per share, subject to the terms and conditions of the Stock Option Agreement between ______________ and the Company dated as of ___________, ____ (the "Option Agreement").

         The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the purchase price for said shares. If the undersigned is making payment of any part of the purchase price by delivery of shares of Common Stock of the Company, he or she hereby confirms that he or she has investigated and considered the possible income tax consequences to him or her of making such payments in that form. The undersigned hereby agrees to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold certain taxes, as provided in Section 15 of the Option Agreement.

         The undersigned hereby specifically confirms to Key Energy Group, Inc. that he or she is acquiring said shares for investment and not with a view to their sale or distribution, and that said shares shall be held subject to all of the terms and conditions of said Stock Option Agreement.

                                                Very truly yours,

Date _______________
   (Signed by Kenneth C. Hill
             or other party duly exercising
                           option)